SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 17, 1999

                        INSTANT VIDEO TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-28079                                          84-1141967
(Commission File Number)                       (IRS Employer Identification No.)

         500 Sansome Street, Suite 503
         San Francisco, California                                      94111
         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (415) 391-4455

                                 Not Applicable

          (Former name or former address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.

         On December 17, 1999, KPMG LLP resigned as the independent auditors of Instant Video Technologies, Inc., a Delaware corporation (the "Company"). The independent auditor's report for the fiscal years ended December 30, 1997 and 1998 contained no adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles. During fiscal year 1998 and 1999 and through the date of resignation, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

     16. Letter from KPMG LLP regarding its concurrence or disagreement with the statements made in this report.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2000

                              INSTANT VIDEO TECHNOLOGIES, INC.

                              By: ________________________________________

                              Name: Edward H. Davis
                              Title: General Counsel

EXHIBIT INDEX

         Exhibit
         Number                              Description
         -------                             -----------

         16 Letter from KPMG LLP, former independent auditors, regarding its concurrence or disagreement with the statements made in this report.